UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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Zoran Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZORAN CORPORATION
1390 Kifer Road
Sunnyvale, California 94086

April 29, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 annual meeting of stockholders of Zoran Corporation, which will be held on Friday, June 25, 2010, at 9:00 a.m. local time, at our headquarters located at 1390 Kifer Road, Sunnyvale, California. You will find a map with directions to the annual meeting included in the proxy materials.

At the annual meeting, stockholders will consider the following matters:

1. The election of seven members to serve on our Board of Directors.

2. The approval of certain amendments to our 2005 Equity Incentive Plan.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

4. Any other business as may properly come before the meeting.

A copy of our Annual Report to Stockholders is also provided for your information. After the annual meeting, we will review our activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Levy Gerzberg, Ph.D.

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. Please see the proxy statement for detailed information regarding voting instructions.

ZORAN CORPORATION

1390 Kifer Road

Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 25, 2010

The annual meeting of stockholders of Zoran Corporation will be held on June 25, 2010, at 9:00 a.m. local time, at our headquarters located at 1390 Kifer Road, Sunnyvale, California, for the following purposes:

1. To elect seven directors to serve on our Board of Directors;

2. To approve certain amendments to our 2005 Equity Incentive Plan;

3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4. To transact such other business as may properly come before the meeting.

The foregoing items of business are described more fully in the proxy statement provided herewith. The Board of Directors of Zoran Corporation recommends that stockholders vote “For All” of the director nominees and “For” Items 2 and 3 above. Stockholders of record at the close of business on April 27, 2010 are entitled to notice of, and to vote at, this meeting and any adjournments or postponements.

By order of the Board of Directors,

Levy Gerzberg, Ph.D.

President and Chief Executive Officer

Sunnyvale, California

April 29, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 25, 2010: The Proxy Statement and the Annual Report to Stockholders are available at www.zoran.com

ZORAN CORPORATION

1390 Kifer Road

Sunnyvale, California 94086

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2010

Why did I receive a Notice of Internet Availability of Proxy Materials?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy statement, proxy card and annual report to stockholders, we elected to send a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders with instructions on how to access this proxy statement and our annual report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access and review all of the important information contained in this proxy statement and the Form 10-K. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice, or to request a printed set of these materials at no charge.

How do I request paper copies of the proxy materials?

You may request paper copies of the 2010 proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com and following the instructions in the Notice.

What is the purpose of these proxy materials?

We provided you this proxy statement and the accompanying proxy card in connection with our Board of Directors’ (the “Board”) solicitation of proxies to be voted at our 2010 Annual Meeting of Stockholders (the “Annual Meeting”). These materials describe the voting procedures and the matters to be voted on at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 27, 2010 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote on matters that come before the Annual Meeting. At the close of business on the Record Date, there were 51,182,589 shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If your shares are not held directly in your name, but rather are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares that are held in “street name.” The broker, bank or other nominee holding your shares in that account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or nominee and submit it at the meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A majority of the outstanding shares of common stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

What am I being asked to vote on?

Three matters are scheduled for vote at the Annual Meeting:

•	the election of seven members of the Board to hold office until our 2011 Annual Meeting of Stockholders;

•	the approval of certain amendments to our 2005 Equity Incentive Plan; and

•	the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

How do I vote?

For the election of directors, you may either vote “For All,” “Withhold All,” or you may withhold your vote for any nominee you specify. For the approval of the amendments to our 2005 Equity Incentive Plan and for the ratification of the appointment of Deloitte as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote by proxy, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you hold your shares in street name, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee.

Will my shares be voted if I do not provide my proxy or do not make specific choices?

The persons named on the proxy card must vote your shares as you have instructed. If you do not give a specific instruction on any proposal scheduled for vote at the Annual Meeting but you have authorized the proxies generally to vote, they will vote in accordance with the Board’s recommendation on that matter. Your authorization would exist, for example, if you merely sign, date, and return your proxy card.

If you are a registered holder and do not provide a proxy, your shares will not be voted. If you hold your shares in street name and do not furnish voting instructions, your broker, bank or other nominee is entitled to vote your shares on routine matters, such as the ratification of the appointment of Deloitte as the independent registered public accounting firm. On the other hand, absent instructions from the beneficial holder of such shares, a broker is not entitled to vote shares on non-routine items to be considered at the Annual Meeting, such as the election of directors and the amendments to our 2005 Equity Incentive Plan. Consequently, if you do not give your broker specific instructions, your shares may not be voted on the non-routine matters and will not be counted in determining the number of shares necessary for approval.

What does it mean if I access via the Internet or receive by mail more than one proxy card?

If you access via the Internet or receive by mail more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return or submit via the Internet each proxy card to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

We will pay for the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Can I change or revoke my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the stockholder of record, you may revoke your proxy by submitting another properly completed proxy with a later date, sending a written notice that you are revoking your proxy to our Corporate Secretary at Zoran Corporation 1390 Kifer Road, Sunnyvale, California 94086, or attending the meeting and voting in person.

If you hold your shares in street name, you must follow the instructions provided by your broker, bank or other nominee.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions. Abstentions will have no effect on the outcome of the election of directors and will be counted as “Against” votes with respect to any proposals other than the election of directors. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the seven nominees receiving the highest number of affirmative “For” votes will be elected.

•

The affirmative “For” vote of a majority of the votes cast on the proposal is required to approve (1) the amendments to our 2005 Equity Incentive Plan and (2) the ratification of the selection of Deloitte as our independent registered public accounting firm.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be included in a Form 8-K to be filed with the SEC on or before July 1, 2010. The Form 8-K will also be available on our website at http://www.zoran.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of seven directors each subject to annual election. Our stockholders elected all of the current directors at the 2009 annual meeting. All current directors are standing for re-election at the Annual Meeting, each for a term ending at the 2011 annual meeting of stockholders and until their successors are elected and qualified. The Board’s nominees for election at the Annual Meeting are Levy Gerzberg, Ph.D., Uzia Galil, Raymond A. Burgess, James D. Meindl, Ph.D, James B. Owens, Jr., Arthur B. Stabenow and Philip M. Young, each of whom has indicated his willingness to serve if elected. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we do not anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate. None of the nominees is related to another director or to any of our executive officers by blood, marriage, or adoption.

In the election of directors, you may vote “For All” or “Withhold All” or withhold authority with respect any of the nominees. Directors will be elected by a plurality of the votes cast “For,” which means that the seven director nominees with the most “For” votes will be elected.

For additional information on the director nomination process and qualifications considered by the Nominating and Corporate Governance Committee, please see the information set forth below under the captions “Director Nominations” and “Director Nominees’ Qualifications.”

The Board recommends a vote “For All” of the nominees named above.

The following is information as of April 27, 2010 regarding each director nominee:

Name	Principal Occupation	Age	Director Since
Levy Gerzberg, Ph.D.	President and Chief Executive Officer	65	1981
Uzia Galil	Chairman and Chief Executive Officer of Uzia Initiative and Management Ltd.; Chairman of Board	85	1983
Raymond A. Burgess	President and Chief Executive Officer of Solar Power Technologies, Inc.	51	2005
James D. Meindl, Ph.D.	Professor of Microelectronics, Georgia Institute of Technology	77	1986
James B. Owens, Jr.	Consultant	60	2003
Arthur B. Stabenow	Private Investor	71	1990
Philip M. Young	General Partner Emeritus, U.S. Venture Partners	70	1986

Levy Gerzberg was our co-founder in 1981 and has served as our President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as our President from 1981 to 1984 and as our Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to Zoran, Dr. Gerzberg was Associate Director of Stanford University’s Electronics Laboratory. Dr. Gerzberg has over 25 years of experience in the high technology industry in the areas related to integrated circuits, software and systems utilizing digital signal processing in communication, consumer electronics and PC markets. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel (“Technion”).

Uzia Galil has been one of our directors since 1983 and has served as Chairman of the Board since October 1993. Mr. Galil currently serves as Chairman and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with mobile communication, electronic commerce and medical informatics, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic Industries

Ltd. (“Elron”), an Israeli high technology holding company, where he also served as Chairman of the Board of Directors. From January 1981 until leaving Elron, Mr. Galil also served as Chairman of the Board of Directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the Board of Directors of Elbit Systems Ltd., a defense electronics affiliate of Elron and all other private companies held in the Elron portfolio. Mr. Galil served as a director of Orbotech Ltd. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, an honorary doctorate from the Ben-Gurion University of the Negev in Israel and the Solomon Bublick Prize Laureate from the Hebrew University of Jerusalem. Mr. Galil is also a recipient of the Israel Prize.

Raymond A. Burgess has been one of our directors since April 2005. Since July 2009, he has been the President and Chief Executive Officer of Solar Power Technologies, Inc., a provider of power optimization technologies for solar arrays. From February 2008 until July 2009 he was a business consultant. From November 2006 to February 2008, Mr. Burgess served as President and Chief Executive Officer of TeraVicta Technologies Inc. (“TeraVicta”), a provider of broadband MEMS switches and modules. On February 25, 2008, TeraVicta filed a petition for bankruptcy under Chapter 7 of Title 11 of the United States Code. From November 2005 to September 2006, Mr. Burgess was Chief Executive Officer of Tao Group, a private software company engaged in the development and sale of embedded software to enable multimedia in consumer and mobile communications devices. From July 2004 to November 2005, Mr. Burgess was engaged as a consultant to companies in the semiconductor industry and related fields. From April 2004 to July 2004, Mr. Burgess served as Senior Vice President, Strategy, Marketing and Communications of Freescale Semiconductor, Inc. From September 2000 to March 2004, Mr. Burgess served as Corporate Vice President, Strategy, Marketing and Communications for the Semiconductor Products Sector of Motorola , Inc. (“Motorola”) and he held a variety of other executive positions during a 20 year career at Motorola.

James D. Meindl has been one of our directors since March 1986. Dr. Meindl has been the Joseph M. Pettit Chair Professor of Microelectronics at the Georgia Institute of Technology in Atlanta, Georgia, since 1993. From 1986 to 1993, Dr. Meindl served as Senior Vice President for Academic Affairs and Provost of Rensselaer Polytechnic Institute. While at Stanford University from 1967 to 1986, he was the John M. Fluke Professor of Electrical Engineering and Director of the Stanford Electronics Laboratory and the Center for Integrated Systems. He received the 2006 IEEE Medal of Honor, the highest award presented by IEEE. Dr. Meindl holds a B.S., M.S. and Ph.D. in Electrical Engineering from Carnegie-Mellon University. Dr. Meindl is also a director of SanDisk Corporation. Previously, Dr. Meindl served as a director of Stratex Networks, Inc.

James B. Owens, Jr. has been one of our directors since May 2003. Since January 2005, Mr. Owens has been principally engaged as a consultant to companies in the semiconductor industry. From January 2002 to January 2005, Mr. Owens served as President and Chief Executive Officer and a director of Strasbaugh, a provider of semiconductor manufacturing equipment. From December 1999 to August 2001, Mr. Owens served as President and Chief Executive Officer of Surface Interface, a supplier of high-end metrology equipment to the semiconductor and hard disk markets. From August 1998 to December 1999, Mr. Owens served as President of Verdant Technologies, a division of Ultratech Stepper. Mr. Owens holds a B.S. in Physics from Stetson University, an M.S. in Management from the University of Arkansas and an M.S.E.E. from Georgia Institute of Technology.

Arthur B. Stabenow has been one of our directors since November 1990. Mr. Stabenow has been principally engaged as a private investor since January 1999. From March 1986 to January 1999, Mr. Stabenow was Chief Executive Officer of Micro Linear Corporation, a semiconductor company. Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

Philip M. Young has been one of our directors since January 1986. Mr. Young was a managing member of USVP Management Company LLC, a venture capital management company, and its predecessors from April 1990 until December 2009, and remains affiliated with USVP as a Venture Partner and General Partner Emeritus and a general partner or managing member of the general partner of various venture capital funds managed by that company or its predecessors, including USVP IV, USVP V, USVP VI, USVP VII, USVP VIII, and USVP IX. Prior to USVP, Mr. Young was a managing director of Dillon, Read & Co., an investment banking firm, from 1986 until 1990, and prior to that was President and CEO of Oximetrix, Inc., a medical device company, from 1977 to 1985. He also served on the Board of Trustees of Cornell University from 2001 until 2009 and continues to serve Cornell as a Trustee Emeritus and Presidential Councilor, and serves of the board of directors of several private companies. Mr. Young has a B.M.E. from Cornell University, an M.S. from George Washington University, and an M.B.A. from Harvard University.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for the selection, and recommendation to the Board, of nominees for election as director. When considering the nominations of directors for election at an annual meeting, the Nominating and Corporate Governance Committee reviews the needs of the Board for various skills, backgrounds, experience, expected contributions and the qualification standards established from time to time by the Nominating and Corporate Governance Committee. When reviewing potential nominees, including incumbent directors, the Nominating and Corporate Governance Committee considers the perceived needs of the Board, the candidate’s relevant background, experience, skills and expected contributions to the Board, as well as the following factors:

•	the appropriate size of our Board and its committees;

•

diversity, age and skills, such as understanding of relevant technology, manufacturing operations, finance, marketing and international business operation, in the context of our perceived needs and the perceived needs of the Board at the time;

•	the relevant skills, background, reputation and business experience of nominees compared to the skills, background, reputation and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the benefits associated with continuity with the benefits of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee also seeks appropriate input from the Chief Executive Officer from time to time in assessing the needs of the Board.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board with a diversity of experience at policy-making levels in business, technology and in areas relevant to our global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities that will be expected of them. Members of the Board are expected to rigorously prepare for, attend and participate in all meetings of the Board and applicable committees. Under our Corporate Governance Guidelines, at least two-thirds of the members of the Board shall be independent directors, as discussed below under the caption “Director Independence.” Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of our management, including the Chief Executive Officer, to serve on the Board.

The Nominating and Corporate Governance Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Corporate Governance Committee believes that the Board requires additional candidates for nomination, the Nominating and Corporate Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is timely sent in writing to General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086 and contains the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•

a description of the candidate’s qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our Bylaws have been met. Under our Bylaws, written notice of such nomination, including certain information and representations specified in the Bylaws, must generally be delivered to our principal executive offices, addressed to the General Counsel, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders.

Director Nominees’ Qualifications

When considering whether the nominees proposed for election at the Annual Meeting have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its responsibilities effectively in light of our business, structure and objectives, the Nominating and Corporate Governance Committee and the Board focused primarily on the information summarized in each of the director’s individual biographies and the characteristics summarized above.

Each of the director nominees has extensive experience as a business leader and has a strong understanding of business operations, particularly in our industry. Each of the directors has earned a university or graduate degree in a discipline that is valuable to the Board including engineering, management and accounting. In particular, with regard to directors Gerzberg, Galil, Burgess, Meindl, Owens and Stabenow, the Board considered each such individual’s strong background in the technology sector, with a particular focus on electronic technologies. The Board also considered Dr. Gerzberg’s experience as our co-founder because as such his knowledge of our business, operations and products is unparalleled and extremely valuable to the Board’s understanding of the Company, our products and markets. With regard to directors Galil, Burgess, Owens and Stabenow, the Board considered each such individual’s experience serving as chief executive officer of technology companies, which is valuable in assessing our leadership and business strategies. With regard to directors Burgess, Owens, Stabenow and Young, the Board considered their significant experience, expertise and background in financial and accounting matters. Each of directors Stabenow and Young has exceptional experience in the venture capital/private equity business, which adds value to the Board’s understanding of business development, financing, strategic alternatives and industry trends. The Board also considered the many years of experience with us represented by directors Gerzberg, Galil, Meindl, Stabenow and Young, each of whom has served as a director for over nineteen years with integrity and dedication.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines that provide a framework for important elements of corporate governance, including criteria for Board membership, director stock ownership guidelines and other governance matters.

We have also adopted the Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our Chief Executive Officer, Chief Financial Officer and Controller. If we make any substantive amendments to the code or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by the NASDAQ Global Market (“NASDAQ”) listing standards or applicable law.

Stockholders and others can access our corporate governance materials, including the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, our Bylaws and other related documents through our website at http://www.zoran.com/Corporate-Governance.

Independence of the Board

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has affirmatively determined that each member of the Board other than Dr. Gerzberg is independent under the criteria established by NASDAQ for director independence. This criteria includes various objective standards and a subjective test. A member of the Board is not considered independent under the objective standards if, for example, he or she is, or at any time during the past three years was, an employee of the Company. Dr. Gerzberg is not independent because he is our Chief Executive Officer. The subjective test requires that each independent director not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its independence determinations, the Board considered the commercial, financial and other relationships between us and each director and his or her family members and affiliated entities.

All members of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors. In addition, upon recommendation of the Nominating and Corporate Governance Committee, the Board determined that Messrs. Burgess, Owens and Stabenow qualify as audit committee financial experts, as defined in the rules of the SEC.

Board Leadership Structure

Under the Corporate Governance Guidelines, the Board is responsible for selecting the Chairman of the Board and appointing the Chief Executive Officer. It is the Board’s policy that our Chief Executive Officer shall not simultaneously serve as Chairman of the Board. The Board believes that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing independent advice to and oversight of management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment that would be required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. While our Bylaws do not forbid having the positions merged and the Board annually reviews this policy, the Board currently believes that having separate positions and having an independent outside director serve as Chairman of the Board is the appropriate leadership structure, demonstrates our commitment to good corporate governance and benefits our stockholders.

Board Role in Risk Oversight

The Board is actively involved in the oversight of risks that could affect us. This oversight is primarily conducted by the Board’s Risk Assessment Committee, which fulfills its oversight responsibilities by (i) assessing and reporting to the Board about our risk environment, including resource, strategic and operational risks, (ii) ensuring that management understands and accepts its responsibility for identifying, assessing and managing risk, (iii) facilitating management’s strategic focus on our risk management vision and evolution, (iv) verifying that the guidelines and policies governing the process by which risk assessment and management is undertaken and handled are comprehensive and evolve in relation to our risk profile and (v) reviewing those risks that the Risk Assessment Committee and management deem material to our stockholders. The members of the Risk Assessment Committee are Messrs. Burgess, Owens and Gerzberg. Management is responsible for implementing and supervising day-to-day risk management processes.

Director Training

In December 2008, each of our directors attended an eight-hour training to aid them in effectively discharging their duties through 2010 and familiarizing them with the issues facing all boards of directors of publicly traded corporations, including best boardroom practices, compliance with the Sarbanes-Oxley Act, compensation and audit committee practices, litigation, director and officer insurance coverage and ethical matters. In addition, certain directors attended various director education briefing sessions on specific topics throughout 2009. Further, Art Stabenow undertook additional director training provided by another company that he also serves as a director.

Communications with Directors

Stockholders may communicate with the Board, or any individual director, by mail addressed to the intended recipient c/o General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086, by facsimile to (408) 523-6501 or by email to board.directors@zoran.com. Our General Counsel maintains a log of such communications and transmits them promptly to the identified recipient except in the case of communications that are in bad taste or present security concerns, or communications that relate primarily to commercial matters unrelated to the sender’s interests as a stockholder. The intended recipient will be advised of any communication withheld for such reasons.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a charter for each of its committees. Copies of the charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Assessment Committee are available on our website at http://www.zoran.com/Corporate-Governance.

Board Meetings and Committees

The Board held five (5) meetings during 2009. The Board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk Assessment Committee. The Board designates the members and chairs of committees based on the Nominating and Corporate Governance Committee’s recommendations. In 2009, no director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings of committees of the Board on which such director served. Under the Corporate Governance Guidelines, all independent directors are encouraged to attend the Annual Meeting and it is our policy that a majority of the directors attend stockholder meetings. All employee directors are required to attend except in extraordinary circumstances and did attend our 2009 annual meetings.

Audit Committee. The members of the Audit Committee are Messrs. Burgess, Owens and Stabenow, who chairs the committee. From January 1, 2009 through June 26, 2009, the Audit Committee consisted of four directors, and from June 27, 2009 through December 31, 2009 the Audit Committee consisted of three directors, each of whom, in the judgment of the Board, was an “independent director” as defined in the listing standards for NASDAQ and independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, (the “Exchange Act”). The functions of the Audit Committee include overseeing the quality of our financial reports and other financial information, retaining our independent registered public accounting firm, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held nine (9) meetings during 2009.

Compensation Committee. The members of the Compensation Committee are Mr. Galil, who chairs the committee, Dr. Meindl and Mr. Stabenow. The Compensation Committee reviews the performance of our executive officers and approves their salaries and incentive compensation. For a description of the Compensation Committee’s processes and procedures for determining executive compensation, please see the “Compensation Discussion and Analysis” section below. The Compensation Committee held four (4) meetings during 2009.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Owens, Stabenow and Young, who is Chairman of the committee. The Nominating and Corporate Governance Committee is responsible for identifying and considering qualified candidates for appointment and nomination for election to the Board and for making recommendations concerning such candidates, recommending corporate governance principles, codes of conduct and compliance mechanisms for us and providing oversight in the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee held four (4) meetings during 2009.

Risk Assessment Committee. The members of the Risk Assessment Committee are Messrs Burgess and Owens and Dr. Gerzberg. Mr. Owens is Chairman of the committee. Messrs Burgess and Owens are independent for purposes of the Nasdaq rules. The Risk Assessment Committee is responsible for assessing and reporting to the Board on our risk environment, including our material strategic and operational risks. The Risk Assessment Committee held four (4) meetings during 2009.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the quality of our financial statements and financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Deloitte, our independent registered public accounting firm for the year ended December 31, 2009, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Accounting Oversight Board, and has discussed with Deloitte its independence, including whether Deloitte’s provision of non-audit services to us is compatible with its independence.

The Audit Committee has met with Deloitte, with and without management present, to discuss the overall scope of Deloitte’s audit, the results of its examinations, its evaluations of our internal control over financial reporting and the overall quality of our financial reporting. The Audit Committee has reviewed and discussed with management and PwC the audited financial statements.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

AUDIT COMMITTEE

Arthur B. Stabenow

James B. Owens, Jr.

Raymond A. Burgess

DIRECTOR COMPENSATION

Cash Compensation

In 2009, each non-employee director received an annual retainer of $20,000 and cash compensation of $2,000 for each Board meeting attended. Committee chairs received $2,500 per quarter, and other committee members received $1,500 per quarter; all committee members received $750 for each committee meeting attended.

Stock Options

Upon appointment or election to the Board, each non-employee director receives an option to purchase 30,000 shares of our common stock, vesting annually in four equal installments. Thereafter, on the date following each annual meeting of stockholders, each incumbent non-employee director who was not initially appointed or elected in the previous year receives an option to purchase 15,000 shares of our common stock, vesting in full on the day preceding the next annual meeting of stockholders, subject to the director’s continued service through that date. The exercise price of each such option is the closing price of our common stock on the date of grant. These options expire after 10 years.

Director Compensation Table—Fiscal 2009

The following table provides information as to compensation for services of the non-employee directors during fiscal 2009.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation	Total
Uzia Galil	$43,000	$83,846	—	$126,846
Raymond A. Burgess	$51,750	$83,846	—	$135,596
James D. Meindl, Ph.D.	$39,000	$83,846	—	$122,846
James B. Owens, Jr.	$64,750	$83,846	—	$148,596
David Rynne(3)	$18,000	$—	—	$18,000
Arthur B. Stabenow	$64,750	$83,846	—	$148,596
Philip M. Young	$42,250	$83,846	—	$126,096

(1)	In accordance with recent changes in the SEC’s disclosure rules, the amounts reported in this column reflect the fair value on the grant date of the option awards granted to our non-employee directors during 2009. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of option awards included in Note 10 of Notes to Consolidated Financial Statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC.

(2)	As described above, we granted each of our non-employee directors (with the exception of David Rynne) an option to purchase 15,000 shares of our common stock on June 29, 2009. Each of these options had a per-share exercise price of $10.81 and a total grant date fair value (as determined under applicable accounting rules) of $83,846. At December 31, 2009, the following directors had outstanding options to purchase the number of shares of our common stock set forth following their respective names: Mr. Galil, 134,400 shares; Mr. Burgess, 90,000 shares; Dr. Meindl, 134,400 shares; Mr. Owens, 120,000 shares; Mr. Rynne, 105,000 shares; Mr. Stabenow, 160,650 shares; Mr. Young, 134,400 shares.

(3)	Mr. Rynne did not stand for re-election at our 2009 annual meeting of stockholders.

Director Stock Ownership Guidelines

Pursuant to our Corporate Governance Guidelines, not later than three years from the date on which an individual becomes a non-employee director, he or she should beneficially own a number of shares of our common stock that have a value at least equal to three times the annual cash retainer paid for Board service. Ownership for these purposes includes our shares from all sources, including personal and trust holdings, restricted stock, restricted stock units, stock options and stock appreciation rights. These stock ownership guidelines may be waived by the Board if it determines that a director would incur hardship by complying with the guidelines.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO 2005 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve the following amendments to the Zoran Corporation 2005 Equity Incentive Plan (the “2005 Plan”), which were adopted, subject to stockholder approval by the Board on April 21, 2010.

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Increase in Aggregate Share Limit. The 2005 Plan currently limits the aggregate number of shares of our common stock that may be delivered pursuant to all awards granted under the 2005 Plan to 7,056,663 shares. The proposed amendments would increase this limit by an additional 3,600,000 shares so that the new aggregate share limit for the 2005 Plan would be 10,656,663 shares. The proposed amendments would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” granted under the 2005 Plan to 10,656,663 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate 2005 Plan share limit described above.

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Change to Fungible Share Limit. The 2005 Plan currently provides that shares issued in respect of any “full-value award” (which generally includes awards other than stock option grants and stock appreciation rights) are counted against the 2005 Plan aggregate share limit described above as 1.3 shares for every one share actually issued in connection with the award. The proposed amendments would increase the fungible share limit under the 2005 Plan so that shares issued in respect of any full-value award granted under the 2005 Plan on or after June 25, 2010 are counted against the share limit as 1.61 shares for every one share actually issued in connection with the award. If stockholders approve the proposed 2005 Plan amendments, the corresponding fungible share ratio applicable to full value awards granted under our 2005 Outside Directors Equity Plan would also be increased to 1.61 shares for every one share actually issued in connection with the award.

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Elimination of Prescribed Vesting Requirements. The proposed amendments to the 2005 Plan eliminate the existing prescribed vesting requirements for restricted stock and restricted stock unit awards. The Board believes that this change is desirable so that we may better compete in our recruitment efforts with other companies who do not have similar vesting requirements and to preserve flexibility for us to structure awards as appropriate under the circumstances of each individual grant to maximize the retention and/or performance incentives the grant is intended to create.

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Extension of Performance-Based Award Feature. The 2005 Plan provides the Board with the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) (“Section 162(m)”) of the U.S. Internal Revenue Code of 1986 (the “Code”). These awards are described below under “Performance Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2005 Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If stockholders approve this 2005 Plan proposal, the Performance Award feature of the 2005 Plan will be extended through the first annual meeting of stockholders that occurs in 2015 (this expiration time is earlier than the general expiration date of the 2005 Plan and is required under applicable tax rules). (See “Summary of the 2005 Plan—Performance Awards” below.)

As of March 31, 2010, a total of 3,821,913 shares of our common stock were subject to outstanding awards granted under the 2005 Plan, and an additional 2,616,930 shares of our common stock were then available for new award grants under the 2005 Plan.

The Board believes that the 2005 Plan serves a critical role in attracting and retaining the high caliber employees and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the amendments to the 2005 Plan. If stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, the 2005 Plan will continue in effect.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which has been filed as an exhibit to the copy of this proxy statement that was filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov. A copy of the 2005 Plan is also available to any stockholder upon request by writing to the Corporate Secretary, Zoran Corporation, 1390 Kifer Road, Sunnyvale, California 94086, or by facsimile to (408) 523-6541 or by e-mail to legal@zoran.com.

General. The purpose of the 2005 Plan is to advance the interests of the Company by providing an incentive program that enables us to attract and retain employees and consultants upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares. Currently, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2005 Plan is 7,056,663 shares. As of March 31, 2010, a total of 3,821,913 shares of our common stock were subject to outstanding awards granted under the 2005 Plan, and an additional 2,616,930 shares of our common stock were then available for new award grants under the 2005 Plan. If stockholders approve the amendments to the 2005 Plan, the aggregate share limit for the 2005 Plan would be increased by an additional 3,600,000 shares.

Share Accounting and Adjustments. Each share issued pursuant to a stock option, stock appreciation right or other award, in each case other than a “full value” award described below, will reduce the number of shares remaining available for grant under the 2005 Plan by one share. Currently, each share issued pursuant to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) reduces the number of shares remaining available for grant under the 2005 Plan by 1.3 shares. If stockholders approve the amendments to the 2005 Plan, each share issued pursuant to a full value award granted under the 2005 Plan on or after June 25, 2010 would reduce the number of shares available for grant under the 2005 Plan by 1.61 shares.

If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited to or repurchased by us for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Upon the payment of shares pursuant to the exercise of a stock appreciation right, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the option is exercised. Shares withheld or reacquired by us in satisfaction of a tax withholding obligation will not again become available under the 2005 Plan.

Appropriate adjustments will be made to the number of shares authorized under the 2005 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that are authorized for issuance under the 2005 Plan, the plan limits the number of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Accounting and Adjustments.” If stockholders approve this 2005 Plan proposal, the number of shares that may be delivered pursuant to incentive stock options granted under the 2005 Plan would be increased from 7,056,663 shares to 10,656,663 shares. In addition, to enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 500,000 shares;

•	Restricted stock and restricted stock unit awards: No more than 250,000 shares;

•	Performance share and performance unit awards: No more than 100,000 shares and no more than $1,500,000, respectively, for each full fiscal year contained in the performance period of the award; and

•	Other stock-based and cash-based awards: No more than 100,000 shares and no more than $1,500,000, respectively, for each full fiscal year contained in the performance period of the award.

Currently, the 2005 Plan provides that, with certain exceptions, no more than five percent of the aggregate number of shares authorized under the 2005 Plan may be issued pursuant to full-value awards that provide for vesting over a period of less than three years if vesting is based on continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals. If stockholders approve the amendments to the 2005 Plan, these minimum vesting provisions would be eliminated.

Administration. The 2005 Plan is administered by the Compensation Committee or other committee or subcommittee of the Board or, in the absence of such committee, by the Board. For purposes of this summary, the term “Committee” refers to Compensation Committee. In the case of awards intended to qualify as “performance-based” under Section 162(m), administration of the 2005 Plan is by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2005 Plan, the Committee determines when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise its discretion required by the 2005 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. Under the 2005 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to persons who are not executive officers of the Company, subject to the provisions of the 2005 Plan and guidelines established by the Committee. The 2005 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan are evidenced by a written agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee has the authority to interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2005 Plan or any award.

Prohibition of Option and SAR Repricing. The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards or a cash payment in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility. Awards may be granted under the 2005 Plan only to employees and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity. Non-employee members of our Board are not eligible under the 2005 Plan. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation. As of March 31, 2010, we had approximately 1,255 employees, including our three executive officers, who are eligible under the 2005 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to us of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant’s surrender of a portion of the option shares to us.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally remains exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (“Tandem SAR”) or independently of any option (“Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR is the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of our common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock and may be paid in a lump sum or on a deferred basis in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2005 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to us rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares are subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between us and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock, in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m), the Committee will establish one or more performance goals applicable to the award. Performance goals are based on the attainment of specified target levels with respect to one or more measures of our business or financial performance and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures are calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m). However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value is determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but is prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award is forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards. The 2005 Plan authorizes the Committee to establish a deferred compensation award program. If implemented, participants designated by the Committee who are officers or members of a select group of highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units are entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents are credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant has no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service is determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the 2005 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2005 Plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock, (b) a liquidation or dissolution of the Company, or (c) the occurrence of any of the following events upon which the stockholders of Zoran immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Zoran, its successor or the entity to which the assets of Zoran were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which Zoran is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Zoran (other than a sale, exchange or transfer to one or more subsidiaries of Zoran).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2005 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards are required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2005 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2005 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment. The 2005 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2005 Plan following the tenth anniversary of the 2005 Plan’s effective date, which is the date on which it was approved by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general summary of the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) is taxed as ordinary income at the time of disposition. Any gain in excess of that amount is a capital gain. If a loss is recognized, there is no ordinary income, and such loss is a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, is taxed as capital gain or loss. We generally are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally recognizes ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, are taxed as capital gain or loss. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally recognizes no income upon the grant of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally is taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), is taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards. A participant generally recognizes no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally recognizes ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, is taxed as capital gain or loss. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Specific Benefits under the 2005 Equity Incentive Plan

We have not approved any awards that are conditioned upon stockholder approval of the 2005 Plan proposal. We are not currently considering any other specific award grants under the 2005 Plan. If the additional shares subject to the 2005 Plan proposal had been available for award grant purposes in fiscal 2009, we expect that our award grants for fiscal 2009 would not have been substantially different from those actually made in that year under the 2005 Plan. Information regarding stock-based awards granted to our named executive officers during fiscal 2009 is provided below in this proxy statement.

The closing market price for a share of our common stock as of April 27, 2010 was $9.98 per share.

Aggregate Past Grants Under the 2005 Plan

As of March 31, 2010, awards covering 5,777,394 shares of our common stock had been granted under the Plan. (This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under the 2005 Plan.) The following table shows information regarding the distribution of all awards among the persons and groups identified below, option exercises and restricted stock vesting prior to that date, and option and unvested restricted stock holdings as of that date. As noted above, our non-employee directors are not eligible for awards under the 2005 Plan.

	STOCK OPTIONS				RESTRICTED STOCK/UNITS
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of 3/31/2010		Number of Shares/ Units Subject to Past Awards	Number of Shares/ Units Vested as of 3/31/2010	Number of Shares/ Units Outstanding and Unvested as of 3/31/2010
Name and Position			Exercisable	Unexercisable
Named Executive Officers:
Levy Gerzberg, Ph.D.	657,500	—	308,022	349,478	40,000	40,000	—
President and Chief Executive Officer
Karl Schneider	202,000	—	109,292	92,708	13,333	13,333	—
Senior Vice President, Finance and Chief Financial Officer
Isaac Shenberg, Ph.D.	179,600	—	95,480	84,120	12,000	12,000	—

Senior Vice President, Corporate Marketing and Business Development
Total for All Current Executive Officers as a Group (3 persons):	1,039,100	—	512,794	526,306	65,333	65,333	—
Total for all Current Non-Executive Directors as a Group (6 persons):	—	—	—	—	—	—	—
Each other person who has received 5% or more of the options, warrants or rights under the Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	3,660,290	52,111	724,252	1,265,667	1,012,671	186,851	792,894

Total	4,699,390	52,111	1,237,046	1,791,973	1,078,004	252,184	792,894

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the “Equity Compensation Plan Information” below in this proxy statement.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares cast on the proposal by shares present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

All of our executive officers are eligible for awards under the 2005 Plan and thus have a personal interest in the approval of the 2005 Plan proposal. As noted above, our non-employee directors are not eligible for awards under the 2005 Plan.

The Board believes that the amendments to the 2005 Plan are in our best interests and the best interests of our stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” the amendments to the 2005 Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the first quarter of 2009, the Audit Committee of our Board solicited proposals from several audit firms to serve as our independent registered public accountants. On March 25, 2009, the Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2009, subject to agreement on terms with Deloitte. Deloitte was engaged on April 2, 2009 and, at the 2009 annual meeting, the Zoran stockholders ratified such appointment.

The Audit Committee has also appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The Audit Committee and the Board are requesting, as a matter of policy, that stockholders ratify the appointment of Deloitte as our independent registered public accounting firm. The Board and the Audit Committee are not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the Audit Committee may reconsider whether to retain Deloitte. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time.

A representative of Deloitte is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

To be approved, the ratification of the selection of Deloitte as our independent registered public accounting firm must receive a “For” vote from a majority of votes cast on the proposal.

PricewaterhouseCoopers LLP (“PwC”) served as our independent registered public accountant for the fiscal year ended December 31, 2008. On March 25, 2009, the Audit Committee approved the dismissal of PwC as our independent registered public accounting firm, subject to agreement with successor independent registered public accounting firm on terms of engagement. On March 30, 2009, our management, on behalf of the Audit Committee, notified PwC of its dismissal as our independent registered public accounting firm. PwC’s audit reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2009, and in the subsequent interim period through March 31, 2009, there were (i) no disagreements between us and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that PwC furnish a letter addressed to the SEC, stating whether or not it agreed with our statements. A copy of PwC’s letter dated April 2, 2009 is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 3, 2009.

The following table sets forth the aggregate fees billed to us for the years ended December 31, 2008 and 2009 by PwC and Deloitte; all fees billed in 2008 were by PwC:

	2008	2009
Audit fees(1)	$1,145,000	$879,166
All other fees(2)	1,500	45,850

Total	$1,146,500	$925,016

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC and Deloitte in connection with statutory and regulatory filings or engagements. Audit fees also include fees related to PwC’s and Deloitte’s audit of the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.

(2)	Other fees include fees for accounting library software and other miscellaneous services.

Our policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Management is responsible for reporting to the Audit Committee on a quarterly basis regarding expenditures for non-audit services made in accordance with this pre-approval.

Our Board of Directors recommends that you vote “For” the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

This section contains our discussion and analysis of the principles underlying our executive compensation program, and the policies and decisions resulting in the amounts shown in the executive compensation tables that follow. This discussion is focused on our three executive officers, sometimes referred to as our “named executive officers,” who are our most senior and highly-compensated officers and are identified in the Summary Compensation Table that follows. As used in this discussion, “Committee” or “Compensation Committee” means the Compensation Committee of the Board of Directors.

Objectives of Our Executive Compensation Program

Our compensation program for executive officers is designed to achieve the following objectives:

•	Attract and Retain Talent. Attract and retain individual executives we need to achieve our business plan.

•

Pay for Performance. Align executive compensation with company, business unit and individual performance measured annually through a cash incentive plan and over the longer term through an equity incentive plan.

•	Reinforce Culture of Ownership. Develop and reinforce a culture of ownership and entrepreneurial spirit among executive officers by linking compensation to our equity interests.

Design of our Executive Compensation Program

Our executive compensation program has four primary components, serving different purposes, as follows:

Component	Objective	Form
Base Salary	Provide generally competitive base compensation by reference to established benchmarks	Cash

Annual Cash-based Incentives	Incentivize and reward performance and achievements in a particular fiscal year	Cash

Equity Awards	Provide long-term incentives that focus executives on increasing long-term value for stockholders; retain executives through multi-year vesting periods	Stock options and restricted stock units

General Benefits	Provide generally competitive benefits package to employees generally	Employee stock purchase plan and other broad-based employee benefits

We view the primary components of executive compensation as related, and believe that compensation should not be derived entirely from one component, nor should compensation from one component necessarily reduce compensation from other components. Base salary is baseline cash compensation that is generally paid to executives throughout the year, regardless of our financial performance or stockholder returns. The Committee believes that base salary should provide executives with a predictable income sufficient to attract and retain strong talent in a competitive marketplace. We generally set executive base salaries at levels that we believe enable us to hire and retain individuals in a competitive environment and to compensate executives for satisfactory performance, regardless of performance relative to incentive compensation targets.

We use cash bonuses to reward performance achievements with a time horizon of one year or less, and stock options and other equity-based awards to reward long-term performance. The Compensation Committee believes that these incentive awards serve to align the interests of executives with stockholder interests. We designed our executive cash incentive plan to reward our executive management for our achievement of key financial objectives and individual achievement of executive-specific objectives. We believe that, as is common among technology companies, stock options are a major element of compensation used to attract and retain senior executives. We have in the past granted restricted stock units as part of our executive compensation program, but have not done so since 2005.

Overview of the Executive Compensation Process

Our Compensation Committee makes all decisions regarding compensation (including determining salary and target bonus levels and specific bonus and equity awards) for our named executive officers.

Compensation Decision Timeline: Generally in the first quarter of each fiscal year, the Compensation Committee determines base salaries, incentive plan design and incentive plan performance goals for that fiscal year. The Committee also makes final determinations of whether our named executive officers earned incentive cash bonuses for the preceding fiscal year, based on the Committee’s review of our results for the year.

Decision Framework: Because the Committee considers the competitiveness of its executive compensation program as a key objective of the program, it evaluates market information about the compensation of executive officers at similar-sized companies facing similarly complex business challenges. For 2009, the Committee reviewed compensation data for the following group of peer companies: Atheros Communications, Inc., Broadcom Corporation, Conexant Systems, Inc., Dolby Laboratories, Inc., DSP Group, Inc., Electronics for Imaging, Inc., Marvell Technology Group LTD., Microsemi Corporation, Newport Corporation, Nvidia Corporation, Omnivision Technologies, Inc., Sigma Designs, Inc., Silicon Image, Inc., Sirf Technology Holdings, Inc., Trident Microsystems, Inc., and Triquint Semiconductor, Inc. In addition, the Committee reviewed data from the Radford Semiconductor Companies Survey (for companies with $200 million—$1 billion in revenue), and the Radford All Companies Survey (together with the Radford Semiconductor Companies Survey, the “Radford Surveys”) to the extent the semiconductor industry survey does not have data for a particular position.

In setting compensation levels for our named executive officers, the Committee generally does not “benchmark” compensation against the market data described above. Rather, the Committee considers a number of factors in making its decisions, including the executive’s scope of responsibility, domain expertise, business knowledge and significance to our corporate objectives, as well as external factors affecting our business and the market generally, and uses this market data simply as a general reference point. As described below, the Committee did target the named executive officers’ equity grant levels for 2009 at approximately the 50th percentile as compared with similarly situated executives with companies participating in the Radford Surveys.

Decision Support. The Committee did not retain outside compensation consultants for 2009. Instead, the Committee reviewed the compensation data described above, which was collected and presented by our human resources group. At the Committee’s request, Committee meetings often include other directors and typically include, for all or a portion of each meeting, our Chief Executive Officer, Chief Financial Officer, Vice President, Human Resources, our Vice President, Legal, and our external counsel. The Committee evaluates the performance of the Chief Executive Officer each year and makes all decisions regarding salary adjustments, bonus payments and equity awards. The Chief Executive Officer evaluates the performance of each member of the senior executive team other than himself and makes recommendations to the Committee regarding salary adjustments for the current year, performance bonus payments and equity awards based on our performance and individual performance of each executive during the preceding year. The Committee, in its sole discretion, determines whether to accept, modify or reject any recommended adjustments or awards to the senior executives.

Our Compensation Committee has adopted no formal or informal policies or guidelines (except as described below) for allocating compensation between long-term and current compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. However, our Compensation Committee’s philosophy is to make a greater percentage of an employee’s compensation performance-based as he or she becomes more senior and to keep cash compensation to the minimum competitive level while providing the opportunity to be well rewarded through equity if we perform well over time.

2009 CEO Compensation. For 2009, Dr. Gerzberg’s compensation consisted of his base salary and a stock option grant. Dr. Gerzberg’s base salary was reduced in August 2008 and remained at the reduced rate for all of 2009. Like our other named executive officers, he did not receive an annual bonus for either 2008 or 2009 because the baseline performance metrics for the bonus program were not achieved. As described in more detail below, Dr. Gerzberg received an option grant in 2009, which had a higher value than the grant he received in 2008 (as valued under the applicable SEC rules). The Compensation Committee believed that the increase in the size of Dr. Gerzberg’s 2009 option grant over his 2008 option grant was appropriate based on its review of equity grant levels for chief executive officers at comparable companies that participate in the Radford Semiconductor Companies Survey. As a result of this increase in the size of his option grant, Dr. Gerzberg’s total compensation for 2009, as reflected in the Summary Compensation Table under the SEC’s new proxy reporting rules, was approximately 25% higher than his total compensation for 2008. This increase is much less than the 60% increase in our stock price over this time period, and as the increase is attributable solely to a stock option, will not result in any actual compensation to Dr. Gerzberg unless our stock price continues to appreciate. In addition, over the past five years, Dr. Gerzberg’s total direct compensation has decreased over 25%, and his total direct compensation has not increased in any year during that period when our stock price did not increase.

Analysis of Compensation Program Components

Base Salary. In August 2008, our Compensation Committee determined that the base salary level for Dr. Gerzberg would be reduced by approximately 12.5 percent, and the base salary levels for each of our other named executive officers would be reduced by approximately 10 percent. In making this decision, the Compensation Committee considered the overall decline of the consumer electronics market, the general market environment and our year to date performance relative to our goals. In January 2009, the Compensation Committee evaluated the named executive officers’ base salary levels in light of market conditions, salary levels of executives in comparable positions as reported in the Radford Surveys and other factors and determined that base salary levels would not be changed for 2009.

Annual Cash-Based Incentives. We use incentive bonuses to reward performance and achievements with a time horizon of approximately one year. The Compensation Committee generally establishes both target financial objectives and individual objectives each year, although the annual bonus for Dr. Gerzberg over the past several years, has been based entirely on the achievement of our financial goals. The Compensation Committee has also provided in recent years that no bonuses would be paid to our executive officers unless we achieved a positive level of net income for the year.

For 2009, the Compensation Committee approved a performance-based cash bonus policy (“2009 Bonus Policy”) for our named executive officers. The 2009 Bonus Policy was designed to reward executives for our achievement of key financial objectives and individual achievement of more specific goals. In all cases, the bonuses were contingent upon delivering positive non-GAAP net income for 2009. The Compensation Committee set each executive’s target bonus, expressed as a percentage of base salary, and selected the financial targets, which were revenue and non-GAAP earnings per share. Under the 2009 Bonus Policy, the bonus for our Chief Executive Officer was based entirely on our financial performance, while the bonuses for our other named executive officers were to be determined 67% based on our financial performance and 33% based on the achievement of individual goals recommended by the Chief Executive Officer and approved by the Compensation Committee. Mr. Schneider’s individual goals for 2009 centered on improving and maintaining internal controls and financial reporting, improving and maintaining investor relations, ensuring effective management of legal matters and enhancing IT infrastructure and business processes. Dr. Shenberg’s individual goals for 2009 included identifying and supporting acquisition targets that would eventually result in non-linear growth, entry into new or related markets as well as collaboration across the organization on other infrastructure activities. The Compensation Committee also retained discretion to increase or decrease the final bonus amount awarded to the executive. In addition, the aggregate amount of the bonuses paid to our executive officers, general managers and vice presidents may not exceed 25% of the total bonuses paid for all of our employees.

The Compensation Committee believes that bonuses should not be paid to our executive officers unless we are profitable. Accordingly, bonuses were contingent upon our achievement of positive non-GAAP net income for 2009. For these purposes, we define non-GAAP net income to mean our net income as determined under GAAP, adjusted to exclude charges such as impairment of intangible assets, acquisition related in-process research and development expenses, amortization of acquired intangible assets, stock-based compensation expense, restructuring expense, non-recurring IP licensing, related settlements and associated income tax adjustments.

The Compensation Committee chose revenue and non-GAAP earnings per share as the financial performance measures because it believed that, as a “growth company,” we should reward revenue growth, but only if that revenue growth is achieved cost effectively. Likewise, the Compensation Committee believed a “profitable company” with little or no growth was not acceptable. Thus, the Compensation Committee considered these performance metrics to be the best indicators of financial success and stockholder value creation. We define non-GAAP earnings per share, for bonus purposes, to mean our GAAP pre-tax earnings per share, adjusted to exclude the charges identified above for the determination of non-GAAP net income.

For 2009, the component of each executive’s bonus related to our performance was weighted 75% for non-GAAP earnings per share and 25% for revenue. The Compensation Committee assigned a greater weight to non-GAAP earnings per share to provide executives with further incentives to help create value for our stockholders. For each performance metric, the executive could receive up to 120% of the target bonus amount attributable to that metric if we achieved 120% or more of the 2009 goal for that metric as identified below. The executive could receive between 80% and 120% of the bonus amount for each metric if we achieved between 80% and 120% of the performance goal. No bonus would be paid with respect to that metric if we did not achieve at least 80% of the performance goal for that metric.

Under the 2009 Bonus Policy, Dr. Gerzberg’s target bonus was 100% of base salary, Mr. Schneider’s target bonus was 70% of base salary, and Dr. Shenberg’s target bonus was 60% of base salary. These target bonus levels have remained the same for each of these executives over the past several years. In 2009, the financial targets for bonus purposes were a revenue target of $389.6 million and a non-GAAP earnings-per-share target of $(0.67). Because we did not achieve positive non-GAAP net income for 2009, no bonuses were paid to the named executive officers for 2009.

Equity Awards. The Compensation Committee uses equity awards primarily to motivate our named executive officers to focus on longer-term strategies to increase stockholder value, and secondarily to retain executive officers. We believe that in the technology sector equity awards are a major factor in attracting and retaining executive officers, while salary and bonus levels are generally secondary considerations. Equity awards help focus executives on increasing long-term stockholder value, aligning the interests of executives with those of our stockholders. Stock options in particular are performance-based, since their value depends entirely on an increase in the stock price above the option exercise price. As described below, our stock options are granted with an exercise price equal to the closing price of our common stock on the grant date. The vesting period for stock options granted to executives is generally four years, which encourages executive retention. Accordingly, we believe that stock options are particularly effective in creating incentives for long-term performance by our executives as the option will only have value if our stock price increases and the executive continues in service over the vesting period and is able to exercise the option and benefit from that stock price appreciation.

In determining the number of options to be granted to executive officers, the Compensation Committee generally takes into account, among other factors: the individual’s position and scope of responsibility; the vesting period (and thus, retention value) remaining on the executive’s existing options; the executive’s ability to affect profitability and stockholder value; the individual’s historic and recent job performance; equity compensation for executives in similar positions at comparable companies; and the value of stock options in relation to other elements of total compensation.

In April 2009, the Compensation Committee awarded stock options to each of our named executive officers. In determining the number of shares subject to these grants, the Compensation Committee reviewed the equity grant levels for similarly situated executives with companies participating in the Radford Surveys and determined that the grants to the named executive officers should be at approximately the 50th percentile relative to these comparable executives (with the value of the option grants being determined for these purposes using the assumptions and methodology used to value option grants in our financial statement reporting). The Compensation Committee considered the 50th percentile to be the appropriate target level for these grants in light of our current size and market capitalization relative to the companies participating in the Radford Surveys and our policy of limiting the number of shares subject to award grants made each year under our stock incentive plans and staying within dilutionary constraints. The Compensation Committee noted that the option grant made to Dr. Gerzberg in 2008 had a value significantly below the 50th percentile and determined that, based on its subjective assessment of Dr. Gerzberg’s individual performance and role as our chief executive officer, it would be appropriate to award him an option grant for 2009 with a value that was higher than the value of his 2008 option grant and slightly below the 50th percentile relative to chief executive officers of companies participating in the Radford Semiconductor Companies Survey. The 2009 option grants for the other named executive officers were set at approximately the 50th percentile relative to similarly situated executives with these companies and had values slightly lower than their 2008 option grants.

For more information on the options granted to our named executive officers in 2009, see the “Grants of Plan-Based Awards Table” and accompanying narrative below.

Stock Option Practices

In 2006 we adopted new policies governing stock option grants and other equity awards, including the following:

•	All awards including awards to executive officers are granted by the Compensation Committee or the Board of Directors.

•

Awards are generally considered at regularly scheduled quarterly meetings of the Compensation Committee or the Board of Directors, and actions approving award grants may not be taken by unanimous written consent.

•

Awards are generally granted effective as of the later of (i) the second trading day following our public announcement of our financial results for the preceding quarter or (ii) the date of the Compensation Committee or Board of Directors meeting.

•	The exercise price of stock options (or base price of stock appreciation rights) is the closing price of our common stock on the effective date of the grant, as reported by NASDAQ.

•	Key terms and conditions of awards are communicated to recipients promptly.

Option Exchange Program

During fiscal 2009, the Board and stockholders approved an exchange program under which eligible employees could exchange certain outstanding stock options with exercise prices that were greater than the market price of our common stock at the time of the exchange for a reduced number of restricted stock units. The purposes of the exchange program were to permit us to provide the incentives to our employees that were intended when the options were initially granted, to meaningfully reduce the number of our shares subject to outstanding options that have high exercise prices and may be viewed by our stockholders as potentially dilutive, and to create additional retention incentives for our employees who participated in the exchange program by issuing them new awards that would vest over a period of approximately three years following the exchange and that would have value regardless of stock price volatility. Members of the Board and our named executive officers were not eligible to participate in the exchange program.

Pursuant to the exchange program, which ended on December 10, 2009, 453 eligible participants tendered, and we accepted for exchange, options to purchase an aggregate of 1,792,097 shares of our common stock, representing approximately 68% of the total number of options that were eligible to be exchanged in the program. In exchange for the tendered options, we granted a total of 512,038 new restricted stock units under the 2005 Plan.

Severance and Change in Control Arrangements

We maintain an Executive Retention and Severance Plan (“Retention Plan”) in order to compensate our executive officers in the event of a termination of the executive’s employment following our change of control either by us without cause or by the executive for good reason. The purpose of the Retention Plan is to protect the interests of our executives while encouraging them to continue to fulfill our objectives during and following a change of control. We believe that the protections afforded under the plan help us recruit and retain executives and mitigate a potential disincentive for executives when they are evaluating our proposed acquisition, particularly when the services of the executive officers may not be required by the acquiring company. Because we believe that a termination by the executive for good reason is conceptually the same as a termination by us without cause, and because we believe that in the context of a change in control, potential acquirors would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances.

In general, the severance benefits provided under the Retention Plan are determined as if the executive continued to remain employed by us for 18 months (or three years, in the case of the Chief Executive Officer) following their actual termination date. We believe the benefits provided under the Retention Plan provide an appropriate level of protection for our named executive officers and are consistent with those benefits offered by other companies with whom we compete for executive talent. For a detailed description of the benefits provided under the Retention Plan, please see the discussion under “Potential Payments upon Termination or Change in Control” below. Absent a change in control event, no executive officer is entitled upon termination to either equity vesting acceleration or cash severance payments. The Compensation Committee does not consider potential payments under the Retention Plan in determining other components of our executive compensation program.

Other Benefits

Executive officers are also eligible to participate in all of our respective local employee benefit plans, which may include medical, dental, vision, group life, employee assistance program, short term and long term disability, and accidental death and dismemberment insurance, our 401(k) plan or other such benefit plans, in each case on the same basis as other employees in that location. There were no special benefits or perquisites provided to any executive officer in 2009.

Risk Considerations

The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. The executive compensation program is intended to reflect a balanced approach to compensation and to use both quantitative and qualitative assessments of performance without putting an undue emphasis on a single performance measure. Base salaries are fixed in amount and thus do not encourage risk taking. While our annual bonus plan focuses on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, our named executive officers’ annual bonuses are based on multiple company and individual performance criteria as described above and the Compensation Committee retains discretion to adjust bonus amounts otherwise payable based on any circumstances it deems appropriate. The Compensation Committee believes that the annual bonus plan appropriately balances risk and the desire to focus executives on specific annual goals important to our success, and that it does not encourage unnecessary or excessive risk taking.

The majority of compensation provided to our named executive officers is in the form of equity awards that further align executives’ interests with those stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance. Our current practice is to grant executives stock options, which only have value if the stock price increases after the option is granted and provide further incentives to executives to create value for our stockholders.

Tax and Accounting Considerations

Under Section 162(m), compensation in excess of $1.0 million per year to our chief executive officer and certain other executive officers is not tax deductible for us unless certain requirements are met. Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers, and we believe that a substantial portion of our current executive compensation program (including the stock options granted to our named executive officers as described above) satisfies the requirements for exemption from the $1.0 million deduction limitation. However, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. The Compensation Committee believes that no part of our tax deduction for compensation paid to the named executive officers for 2009 will be disallowed under Section 162(m). We record cash compensation as an expense at the time the obligation is incurred. Historically, all cash compensation we have paid has been tax deductible for us. We account for equity compensation paid to our executives and employees under the rules of FASB ASC Topic 718, which requires us to estimate and record a non-cash expense over the vesting period of the equity compensation award.

COMPENSATION COMMITTEE REPORT*

The members of the Compensation Committee have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the members of the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Uzia Galil, Chairman

James Meindl, Ph.D.

Arthur B. Stabenow

*	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee as of December 31, 2009 were Mr. Galil, Dr. Meindl and Mr. Stabenow. Mr. Galil is Chairman of the committee. The Board has determined that each of the members of the Compensation Committee is independent for purposes of the applicable rules of NASDAQ. No one who served on the Compensation Committee at any time during 2009 is a current or former executive officer or employee or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2009.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table—Fiscal 2007-2009

The following table summarizes the compensation of our named executive officers for the years ended December 31, 2007, 2008 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Levy Gerzberg, Ph.D.	2009	$398,100	—	—	$1,213,485	—	$2,955	(2)	$1,614,540
President and Chief	2008	$431,292	—	—	$843,190	—	$2,528	(2)	$1,277,010
Executive Officer	2007	$455,000	—	—	$1,146,850	$522,100	$2,594	(2)	$2,126,544

Karl Schneider	2009	$257,400	—	—	$277,368	—	$2,618	(2)	$537,386
Senior Vice President,	2008	$274,083	—	—	$307,948	—	$2,494	(2)	$584,525
Finance and Chief	2007	$286,000	—	—	$458,740	$209,800	$2,522	(2)	$957,062
Financial Officer

Isaac Shenberg, Ph.D.(3)	2009	$231,272	$1,002	—	$254,254	—	$42,160		$528,688
Senior Vice President,	2008	$261,916	—	—	$293,284	—	$46,698		$601,898
Corporate Marketing and Business Development	2007	$262,100	—	—	$350,936	$164,200	$44,154		$821,390

(1)	In accordance with recent changes in the SEC’s disclosure rules, the amounts reported in the “Stock Awards” and “Option Awards” columns of the table above for 2009 reflect the fair value on the grant date of the stock awards and option awards, respectively, granted to our named executive officers during 2009. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in these columns, please see the discussion of stock awards and option awards contained in Note 10 of Notes to Consolidated Financial Statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC. Under general accounting principles, compensation expense with respect to stock awards and option awards granted to our employees and directors is generally recognized over the vesting periods applicable to the awards. The SEC’s disclosure rules previously required that we present stock award and option award information for 2008 and 2007 based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year we could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, the recent changes in the SEC’s disclosure rules require that we now present the stock award and option award amounts in the applicable columns of the table above with respect to 2008 and 2007 on a similar basis as the 2009 presentation using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Since this requirement differs from the SEC’s past disclosure rules, the amounts reported in the table above for stock award and option awards in 2008 and 2007 differ from the amounts previously reported in our Summary Compensation Table for these years. As a result, each named executive officer’s total compensation amounts for 2008 and 2007 also differ from the amounts previously reported in our Summary Compensation Table for these years.

(2)	Represents matching contributions to the named executive officer’s 401(k) plan, and premiums paid by us with respect to term life insurance for the benefit of the named executive officer.

(3)

Amounts reported for Dr. Shenberg in the table above (other than equity awards) were paid by us to Dr. Shenberg or on his behalf in Israel New Shekels (ILS). For purposes of this presentation, these amounts have been converted to U.S. dollars based on a conversion rate of US$0.26380 to 1 ILS (the conversion rate in effect as of December 31, 2009). The amount reported in the “Bonus” column represents a bonus payment to Dr. Shenberg in connection with a patent filing under our patent bonus program. The amount for 2009 under “All Other Compensation” for Dr. Shenberg consists of premiums paid under an Israeli insurance/pension policy that covers certain severance and other benefits totaling $27,350, payments towards the lease of an automobile totaling $11,080 and continuing education contributions totaling $3,730. For a description of the Israeli insurance/pension policy and continuing education contributions, please see the discussion under “Managers’ Insurance and Education Fund” below.

2009 Grants of Plan-Based Awards

The following table provides certain information concerning grants of options to purchase our common stock made to the named executive officers during the year ended December 31, 2009. The table also provides information with regard to cash bonus opportunities awarded for 2009 under our performance-based, non-equity incentive plan to each named executive officer.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)
Levy Gerzberg, Ph.D.	N/A	N/A	$318,480	$398,100	$477,720	—	—	—	—
	4/30/2009	4/21/2009	—	—	—	—	262,500	$8.94	$1,213,485

Karl Schneider	N/A	N/A	$144,144	$180,180	$216,216	—	—	—	—
	4/30/2009	4/21/2009	—	—	—	—	60,000	$8.94	$277,368

Isaac Shenberg, Ph.D.	N/A	N/A	$111,010	$138,763	$166,516	—	—	—	—
	4/30/2009	4/21/2009	—	—	—	—	55,000	$8.94	$254,254

(1)	On April 21, 2009, the Compensation Committee approved option grants to our named executive officers, at an option exercise price per share equal to the closing price of our common stock on the second trading day after announcement of our final financial results for the quarter ended March 31, 2009 (which was April 30, 2009).

(2)	These columns reflect the threshold, target and maximum amounts for each named executive officer’s bonus opportunity for 2009.

(3)	The amounts reported in this column reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of our consolidated financial statements. For the assumptions and methodologies used to value the awards reported in this column, see footnote (1) to the Summary Compensation Table above.

Description of Plan-Based Awards

Non-Equity Incentive Plan Awards

The material terms of the non-equity incentive plan awards reported in the above table are described in the Compensation Discussion and Analysis section above under the heading “Analysis of Compensation Program Components—Annual Cash-Based Incentives.”

Equity Incentive Plan Awards

Each of the equity incentive awards reported in the above table was granted under, and is subject to, the terms of the 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. Awards granted under the plan are generally only transferable to a beneficiary of a named executive officer upon his death or, in certain cases, to family members for tax or estate planning purposes. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value.

Under the terms of the 2005 Equity Incentive Plan, if we undergo a change in control, outstanding awards granted under the plan will generally be assumed or otherwise continued by the successor entity or they will be cancelled in exchange for the right to receive a payment in connection with the change in control transaction. The Compensation Committee has discretion to provide for the vesting of outstanding awards to accelerate in connection with a change in control.

In addition, each named executive officer may be entitled to accelerated vesting of his outstanding equity-based awards under the Retention Plan upon certain terminations of employment in connection with our change in control. The terms of this accelerated vesting are described in the “Potential Payments upon Termination or Change in Control” section below.

Each option reported in the table above was granted with a per-share exercise price equal to the fair market value of a share of our common stock on the grant date. For these purposes, and in accordance with our 2005 Equity Incentive Plan and our option grant practices as described in the “Compensation Discussion and Analysis” above, the fair market value is equal to the closing price of a share of our common stock on the applicable grant date.

Each option granted to our named executive officers in 2009 is subject to a four-year vesting schedule, with 25% of the option vesting on the first anniversary of the grant date and the remaining 75% of the option vesting in monthly installments over the three-year period thereafter. Once vested, each option will generally remain exercisable until its normal expiration date. Each of the options granted to our named executive officers in 2009 has a term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the named executive officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the named executive officer’s employment. The named executive officer will generally have three months to exercise the vested portion of the option following a termination of his employment for any reason. This period is extended to 12 months if the termination is a result of the named executive officer’s death or disability. In the case of the option granted to Dr. Gerzberg, the vested portion of the option will remain exercisable for the remainder of its term (or, if earlier, the date Dr. Gerzberg accepts a senior executive position with another company) if Dr. Gerzberg retires from his service on the Board. (For these purposes, “retirement” is defined as either Dr. Gerzberg’s voluntary resignation from the Board or the expiration of his term as a director after he has declined to stand for reelection, in either case if he has served continuously on the Board for at least two years).

The options granted to named executive officers during 2009 do not include any dividend rights.

Outstanding Equity Awards at December 31, 2009

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2009, including the vesting dates for the portions of these awards that had not vested as of that date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Levy Gerzberg, Ph.D.	42,375	—	$14.6900	8/9/2012	(1)	—	—
	178,125	—	$14.6900	8/9/2012	(1)	—	—
	15,572	—	$24.7800	7/15/2013	(1)	—	—
	304,679	—	$24.7800	7/15/2013	(2)	—	—
	180,000	—	$13.5900	8/19/2015	(3)	—	—
	66,667	33,333	$19.7800	4/26/2017	(3)	—	—
	47,917	67,083	$14.2100	4/23/2018	(3)	—	—
	—	262,500	$8.9400	4/30/2019	(3)	—	—

Karl Schneider	45,000	—	$27.3330	7/28/2010	(1)	—	—
	11,563	—	$15.4700	9/19/2011	(1)	—	—
	8,437	—	$15.4700	9/19/2011	(1)	—	—
	43,750	—	$14.6900	8/9/2012	(1)	—	—
	31,250	—	$14.6900	8/9/2012	(1)	—	—
	100,000	—	$24.7800	7/15/2013	(1)	—	—
	100,000	—	$24.7800	7/15/2013	(2)	—	—
	60,000	—	$13.5900	8/19/2015	(3)	—	—
	26,667	13,333	$19.7800	4/26/2017	(3)	—	—
	17,500	24,500	$14.2100	4/23/2018	(3)	—	—
	—	60,000	$8.9400	4/30/2019	(3)	—	—

Isaac Shenberg, Ph.D.	60,000	—	$27.3330	7/28/2010	(1)	—	—
	40,500	—	$10.3300	2/7/2011	(1)	—	—
	49,719	—	$11.5200	9/19/2011	(1)	—	—
	82,500	—	$12.3600	8/9/2012	(1)	—	—
	100,000	—	$24.7800	7/15/2013	(1)	—	—
	100,000	—	$24.7800	7/15/2013	(2)	—	—
	54,000	—	$13.5900	8/19/2015	(3)	—	—
	20,400	10,200	$19.7800	4/26/2017	(3)	—	—
	16,667	23,333	$14.2100	4/23/2018	(3)	—	—
	—	55,000	$8.9400	4/30/2019	(3)	—	—

(1)	Option is immediately exercisable and vests over four years with 1/48th of the shares vesting each month.

(2)	Option is immediately exercisable and vests over four years, 25% of the shares vesting after one year, and 1/48th of the shares vesting each month thereafter.

(3)	Option vests over four years, with 25% vested and exercisable after one year, and 1/48th of the shares vesting each month thereafter.

2009 Option Exercises and Stock Vested

The following table presents information regarding the exercise of stock options by named executive officers during 2009, and on the vesting of other stock awards during 2009 that were previously granted to the named executive officers.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Levy Gerzberg, Ph.D.	—	—	7,500	$69,375
Karl Schneider	—	—	2,500	$23,126
Isaac Shenberg, Ph.D.	—	—	2,250	$20,812

(1)	The dollar amounts shown in this column are determined by multiplying (i) the number of shares of our common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our common stock on the date of exercise and the exercise price of the options.

(2)	The dollar amounts shown this column are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of our common stock on the vesting date.

Potential Payments upon Termination or Change in Control

Change-in-Control Agreements

We maintain an Executive Retention and Severance Plan (“Retention Plan”) that provides for certain benefits for our executive officers and certain key employees in connection with our change in control. The Retention Plan provides that if, in the event of our change in control, the company acquiring us does not assume, continue or substitute for the outstanding stock options, stock appreciation rights or restricted stock units of the participants in the Retention Plan, then the vesting, exercisability and settlement of such awards will be accelerated in full immediately prior to, but conditioned upon, the consummation of the change in control.

The Retention Plan also provides for the payment of severance benefits to a participant who, within 18 months after a change in control, is terminated without cause or resigns as a result of good reason. Upon such termination, the participant would be entitled to a lump sum payment in an amount equal to the aggregate amount of his base salary and annual bonus for a period of 36 months in the case of the chief executive officer, and 18 months in the case of other executive officers. For these purposes, the annual bonus amount will equal the greater of (i) the participant’s aggregate bonus for the fiscal year immediately preceding the fiscal year of the change in control, (ii) the participant’s aggregate bonus for the fiscal year immediately preceding the fiscal year of the participant’s termination of employment, or (iii) the participant’s aggregate target bonus (assuming attainment of 100% of all applicable performance goals) for the fiscal year of the participant’s termination. We will also provide health (including medical and dental) benefits to the participant and his or her dependents and life insurance benefits to the participant, for 36 months in the case of the chief executive officer and 18 months in the case of other executive officers, at the same premium cost to the participant and coverage levels in effect at the time of termination. In addition, the participant’s outstanding equity awards will become fully vested and, in the case of stock options and stock appreciation rights, will generally remain exercisable for a period of one year after such termination. We will also indemnify the participant for claims or actions arising out of the participant’s services to us and will maintain directors’ and officers’ liability insurance for six years following the date of the participant’s termination. Finally, if the benefits described above or otherwise received by a participant in connection with a change in control would cause the participant to be subject to any excise tax under Section 4999 of the Code the payments under the Retention Plan will be automatically reduced if such reduction would result in a greater after-tax benefits to the participant.

A change in control is defined generally under the Retention Plan as a person becoming the beneficial owner of a majority of our outstanding shares or voting power, a merger resulting in the stockholders prior to the merger owning less than half of our voting power after the merger, sale of substantially all our assets, or a change in the composition of the majority of the Board of Directors over a two-year period.

Cause for termination would include certain acts by the executive of fraud, embezzlement or dishonesty, unauthorized use or disclosure of confidential information or trade secrets, or intentional misconduct adversely affecting our business. Good reason for an executive’s resignation would generally include a reduction in duties, salary, target bonus or benefits, or a relocation of more than 30 miles, in each case without the executive’s consent.

Other Termination Agreements

In December 1997, we issued an offer letter to Karl Schneider, pursuant to which, if Mr. Schneider’s employment with us is terminated, either by us or Mr. Schneider, for a reason other than “cause,” as such term is defined in the offer letter, the other party to the letter is entitled to three months notice; provided, however, that if Mr. Schneider accepts an offer of employment from another company while still employed with us, Mr. Schneider must notify us within 12 hours of acceptance of such offer, and we may terminate Mr. Schneider’s employment without providing advance notice.

Managers’ Insurance and Education Fund

We offer to make contributions on behalf of all of our full time Israeli employees, including Dr. Shenberg who is resident in Israel, to a fund known as Managers’ Insurance. This fund provides a combination of retirement plan, insurance and severance pay benefits to the employee, giving the employee or his or her estate payments upon retirement, disability or death and securing the severance pay, if legally entitled, upon termination of employment. Each full-time employee is entitled to participate in the plan, and each employee who participates contributes an amount equal to 5% of his or her salary to the retirement plan and we contribute between 13.33% and 15.83% of his or her salary (consisting of 5% to the retirement plan, 8.33% to secure severance payments and up to 2.5% for disability insurance). Under the retirement plan component of the Managers’ Insurance, all of our contributions and the contributions made by the employee are immediately vested and non-forfeitable upon contribution to the Managers’ Insurance.

We also provide all of our full-time Israeli employees, including Dr. Shenberg, with an education fund benefit. We contribute to the education fund an amount equal to 7.5% of the employee’s monthly salary and the employee contributes an additional amount equal to 2.5% of his or her monthly salary. The amounts contributed up to the legally recognized limit are available to the employee on a tax-free basis after the lapse of six years from the initial contribution.

Payments upon Termination without Cause, or With Good Reason, After a Change in Control

The following table presents the dollar value of payments and benefits upon a termination of employment of our named executive officers in the event of their termination without cause or resignation with good reason within 18 months following a change in control, assuming that termination took place on December 31, 2009.

Name	Cash Severance (Salary)	Cash Severance (Bonus)(1)	Continued Health Benefits	Acceleration of Equity Awards(2)	Total
Levy Gerzberg, Ph.D.	$1,194,300	$1,194,300	$52,328	$553,875	$2,994,803
Karl Schneider	$386,100	$270,270	$38,501	$126,600	$821,471
Isaac Shenberg, Ph.D.	$346,909	$208,145	$328	$116,050	$671,432

(1)	Bonus means the greater of (i) the aggregate of all bonuses earned by the participant (whether or not actually paid) for 2008, or (ii) the targeted bonus the participant would have earned (assuming attainment of 100% of all applicable performance goals) for 2009.

(2)	Represents the intrinsic value of the unvested portions of the executive’s equity awards that would accelerate in the circumstances. For options, this value is calculated by multiplying the amount (if any) by which $11.05 (the closing price of our common stock on December 31, 2009) exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option. For restricted stock and restricted stock unit awards, this value is calculated by multiplying $11.05 by the number of shares or units subject to the accelerated portion of the award. As noted above, the Retention Plan also provides that the executive would be entitled to accelerated vesting of all outstanding equity awards if the successor entity did not assume the awards following our change in control.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain three compensation plans that provide for the issuance of our common stock to officers and other employees, directors or consultants. These plans are the 2005 Outside Directors Equity Plan (the “Directors Plan”), the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”), all of which have been approved by the stockholders. We previously maintained the 2000 Nonstatutory Stock Option Plan (“2000 Plan”), which was not approved by the stockholders and terminated in 2005, as well as other equity incentive plans under which we may no longer grant additional awards. The following table sets forth information regarding outstanding awards and shares reserved for future issuance under the foregoing plans as of December 31, 2009.

Equity Compensation Plan Information as of December 31, 2009

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	6,441,799	(1)	$13.81	(2)	6,736,494	(3)
Equity compensation plans not approved by stockholders(4)	1,415,071		$12.75		—

Total	7,856,870		$13.62		6,736,494

(1)	Of these shares, 3,096,047 were subject to outstanding options under the 2005 Plan, 495,000 were subject to outstanding options under the Directors Plan, 2,050,894 were subject to outstanding options under prior plans no longer available for future award grants, and 799,858 were subject to outstanding and unvested restricted stock unit awards under the 2005 Plan. This number of shares is presented after giving effect to the 437,664 shares purchased under the Purchase Plan for the purchase period that ended October 30, 2009.

(2)	This weighted-average exercise price does not reflect the shares that will be issued upon the payment of outstanding restricted stock units.

(3)

Of the aggregate number of shares that remained available for future issuance, 2,542,412 were available under the 2005 Plan, 705,000 were available under the Directors Plan, and 3,489,082 were available under the Purchase Plan. Subject to certain express limits of the 2005 Plan and the Directors Plan, shares available for award purposes under these plans generally may be used for any type of award authorized under the plans including options, stock appreciation rights, and other forms of awards granted or denominated in shares of our common stock including, without limitation, stock bonuses, restricted stock, restricted stock units and performance shares. Currently, shares issued in respect of any “full-value award” (which generally includes awards other than stock option grants and stock appreciation rights) under either of these plans are counted against the plan’s aggregate share limit as 1.3 shares for every one share actually issued in connection with the award. If stockholders approve the proposed amendments to the 2005 Plan described in Proposal No. 2 above, the fungible-share ratio applicable to full-value awards granted under the 2005 Plan and the Directors Plan will be increased to 1.61 shares for every one share actually issued. The table above does not reflect the additional 3,600,000 shares that will be available for award grant purposes under the 2005 Plan if stockholders approve the proposed 2005 Plan amendments.

(4)	Consists of options outstanding under the 2000 Plan. We terminated the 2000 Plan effective July 29, 2005. However, outstanding options granted to employees and consultants pursuant to the 2000 Plan continue to be governed by the terms and conditions of the 2000 Plan. The material features of the 2000 Plan are described below.

Material Features of the 2000 Nonstatutory Stock Option Plan

The 2000 Plan was terminated effective July 29, 2005. The 2000 Plan provided for the grant of nonstatutory stock options to employees or consultants with exercise prices typically equal to (but not less than 85% of) the fair market value of our common stock on the date of grant. No current officer or other person whose eligibility would require stockholder approval of the 2000 Plan under any law or stock exchange rules was granted an option under the plan, except as permitted under Nasdaq Rule 4350(i)(1)(A)(iii). Under that rule, a company that assumes a pre-existing, stockholder-approved plan in a merger is permitted to use the share reserve under the assumed plan (after appropriate adjustment to reflect the merger) to issue options to any persons, including officers or directors, who were not employed by us at the effective time of the merger, so long as the options are granted on or prior to the expiration date of the assumed plan. Such options may be issued under the assumed plan or any other plan maintained by the issuer. In our acquisition of Oak Technology, Inc. (“Oak”), we assumed the stockholder-approved stock option plans of Oak that were in effect immediately prior to the effective time of the merger with Oak. As a result, 2,832,210 shares that were available for issuance under those plans (as adjusted to reflect the merger) became available for issuance under the 2000 Plan until the termination of the 2000 Plan.

The 2000 Plan was administered by the Compensation Committee, which determined the optionees and the terms of the options granted, including exercise price and number of shares subject to the options granted. However, Dr. Gerzberg was authorized by the Board of Directors to grant options to non-executive officer employees to purchase up to 30,000 shares. Certain options granted under the 2000 Plan were fully exercisable from the date of grant, subject to our right to repurchase unvested shares at the original purchase price upon the optionee’s termination of service. Subject to the optionee’s continued service, the options generally vested at the rate of 1/4 of the shares on the first anniversary of the date of grant and at the rate of 1/48 of the shares on the last day of each of the next 36 calendar months thereafter. Options granted under the 2000 Plan had 10-year terms and terminate three months after the termination of service, except where service terminates due to the optionee’s death or permanent and total disability, in which case the option remains exercisable for one year after such termination but in no event beyond the expiration of the option’s term.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2010 by each director, named executive officer and all of our current executive officers and directors of as a group.

Unless otherwise indicated and subject to applicable community property laws, the persons named in the following table have sole voting and investment power with respect to all shares of common stock. The number of shares beneficially owned includes common stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after March 31, 2010, including, but not limited to, upon the exercise of a stock option.

The percentage of beneficial ownership in the tables below is based upon 51,180,993 shares of Common Stock outstanding on March 31, 2010. For each individual, this percentage includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within sixty days after March 31, 2010, including, but not limited to, upon the exercise of a stock option; however, such Common Stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Levy Gerzberg, Ph.D.(1)	1,118,291	2.18%
Isaac Shenberg, Ph.D.(2)	560,749	1.10%
Karl Schneider(3)	494,030	*
Arthur B. Stabenow(4)	210,246	*
Uzia Galil(5)	150,973	*
Philip M. Young(6)	125,400	*
James D. Meindl, Ph.D.(7)	126,120	*
James B. Owens, Jr.(8)	111,000	*
Raymond A. Burgess(9)	77,000	*
All directors and executive officers as a group (9 persons)(10)	2,973,809	5.81%

*	Less than 1%.

(1)	Consists of 194,936 shares held directly and 923,355 shares issuable upon exercise of options.

(2)	Consists of 15,860 shares held directly and 544,889 shares issuable upon exercise of options.

(3)	Consists of 26,322 shares held directly and 467,708 shares issuable upon exercise of options.

(4)	Consists of 64,596 shares held directly and 145,650 shares issuable upon exercise of options.

(5)	Includes 27,063 shares held by Mr. Galil and 4,510 shares held by Mr. Galil’s spouse. Mr. Galil may be deemed to be a beneficial owner of the shares held by his spouse, although Mr. Galil disclaims such beneficial ownership. Also includes options to purchase 119,400 shares of common stock.

(6)	Consists of 6,000 shares held directly and 119,400 shares issuable upon exercise of options.

(7)	Includes 111 shares held jointly with Dr. Meindl’s spouse and 1,909 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972 and 4,700 shares held directly. Also includes options to purchase 119,400 shares.

(8)	Consists of 6,000 shares held directly and 105,000 shares issuable upon exercise of options.

(9)	Consists of 2,000 shares held directly and 75,000 shares issuable upon exercise of options.

(10)	Includes an aggregate of 2,619,802 shares issuable upon exercise of options.

The following table sets forth certain information about persons we know were the beneficial owners of five percent or more of our issued and outstanding common stock as of December 31, 2009:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Number of Shares	Percentage Owned (%)
BlackRock, Inc., LLP(1)	5,539,275	10.82%
40 East 52nd Street
New York, New York 10022

Dimensional Fund Advisors LP(2)	3,060,660	5.98%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746

(1)	Based on information contained in a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 8, 2010. BlackRock, Inc. is a parent holding company for subsidiaries. BlackRock, Inc. has sole voting and dispositive power with respect to the reported shares.

(2)	Based on information contained in a Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 8, 2010. Dimensional Fund Advisors LP disclaims beneficial ownership of all such securities. Dimensional Fund Advisors, Inc. acts as investment advisor or manager to certain investment companies, trusts and accounts, none of which, to the knowledge of Dimensional Fund Advisors, Inc., owns more than 5% of the class. Dimensional Fund Advisors LP has sole voting power with respect to 2,988,392 shares and sole dispositive power with respect to 3,060,660 shares. The address of Dimensional Fund Advisors, Inc. is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The Board has adopted a written policy regarding the review, approval, and ratification of transactions with related persons. In accordance with the policy, the Audit Committee reviews our transactions in which the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect material interest. In general, related persons are our directors and executive officers, stockholders beneficially owning more than 5% of our outstanding common stock, and their immediate family members. The Audit Committee considers all relevant information available to it about the related person transactions it reviews. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company. No member of the Audit Committee participates in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her family members is the related person.

Transactions with Related Persons

In 2009, we did not participate, and we are not currently participating, in any transaction or proposed transaction in which the amount involved exceeded $120,000 and in which any related person had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from reporting persons that all reportable transactions were reported. Based solely on that review, we believe that during the fiscal year ended December 31, 2009, all required filings were timely made in accordance with the Exchange Act’s requirements.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT 2011 ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2011 annual meeting, the proposal must be received at our principal executive offices, addressed to the General Counsel, not later than December 29, 2010. Stockholders who intend to present an item of business at the 2011 annual meeting (other than a proposal submitted for inclusion in our proxy statement) must provide notice of such business no later than December 29, 2010. Such proposals must satisfy the requirements of Section 16 of our By-laws. Should a stockholder proposal be brought before the 2011 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the General Counsel at our principal executive offices, prior to the close of business on March 14, 2011.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the Board knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Levy Gerzberg, Ph.D.

President and Chief Executive Officer

Sunnyvale, California

April 29, 2010

APPENDIX A

Zoran Corporation

2005 Equity Incentive Plan

(continued)

A-ii

(continued)

A-iii

Zoran Corporation

2005 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Zoran Corporation 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of July 29, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(l) “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date, the preceding trading day or the next succeeding trading day; and, for purposes other than determining the exercise price or purchase price of shares pursuant to an Award, the high or low sale price of a share of Stock on such date, the preceding trading day or the next succeeding trading day, the average of any such prices determined over a period of trading days or the actual sale price of a share of Stock received by a Participant. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award or (iv) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(x) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N =	X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(y) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(z) “Officer” means any person designated by the Board as an officer of the Company.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

(bb) “Option for Full Value Award Exchange Program” means a program, approved by the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, which provides for the cancellation of outstanding options, including options granted pursuant to a Predecessor Plan, and the grant in substitution therefore of Full Value Awards.

(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff) “Participant” means any eligible person who has been granted one or more Awards.

(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ii) “Performance Award” means an Award of Performance Shares or Performance Units.

(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(ll) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(mm) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(nn) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(oo) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(pp) “Predecessor Plan” means each of the Company’s 1993 Stock Option Plan and 2000 Nonstatutory Stock Option Plan and options granted by Oak Technology, Inc. and assumed by the Company pursuant to its acquisition of Oak Technology, Inc.

(qq) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(rr) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(ss) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9 or Section 11, respectively, to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

(uu) “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(vv) “Retirement” means termination of Service at or after the normal retirement age as set forth in the retirement plan of the Company that is applicable to the Participant, or, if the Participant is not covered by such a retirement plan, the normal retirement age as defined by the social insurance program in effect in the country where the Participant resides.

(ww) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(xx) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(yy) “Section 162(m)” means Section 162(m) of the Code.

(zz) “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.4) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to ten million six hundred and fifty-six thousand six hundred and sixty-three (10,656,663) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. 1

4.2 Share Accounting.

(a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each share of Stock subject to a Full Value Award granted under the Plan before June 25, 2010 shall be counted against the limit set forth in Section 4.1 as one and three-tenths (1.3) shares, and each share of Stock subject to a Full Value Award granted under the Plan on or after June 25, 2010 shall be counted against the limit set forth in Section 4.1 as one and sixty-one one-hundredths (1.61) shares. 2

(b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares to be counted with respect to such Full Value Awards, as determined in accordance with Section 4.2(a), but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 shall not again be available for issuance under the Plan.

4.3 Adjustment for Certain Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by the number of shares of Stock subject to that portion of any option outstanding pursuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, is canceled pursuant to an Option for Full Value Award Exchange Program, but only to the extent of a maximum of one million two hundred fifty thousand (1,250,000) shares made subject to Full Value Awards granted pursuant to such program in replacement of such cancelled options.

[1]

The current aggregate share limit for the Plan is 7,056,663 shares. Stockholders are being asked to approve amendments to the Plan that would increase this aggregate share limit by an additional 3,600,000 shares (so that the new aggregate share limit for the Plan would be 10,656,663 shares).

[2]	Stockholders are being asked to approve amendments to the Plan that would include an increase in this ratio from 1.3 shares to 1.61 shares, effective on the date of the 2010 annual meeting.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

5. Eligibility, Participation and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees and Consultants.

5.2 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.3

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed ten million six hundred and fifty-six thousand six hundred and sixty-three (10,656,663) shares. 4 The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

[3]

Currently, the Plan provides that, with certain exceptions, no more than five percent of the aggregate number of shares authorized under the Plan may be issued pursuant to Full Value Awards that provide for vesting over a period of less than three years if vesting is based on continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals. Stockholders are being asked to approve amendments to the Plan that would eliminate these minimum vesting provisions.

[4]	Stockholders are being asked to approve an increase in this limit from 7,056,663 shares to 10,656,663 shares.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

(i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than five hundred thousand (500,000) shares.

(ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than two hundred fifty thousand (250,000) shares.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

(iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section  7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair

Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period , Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) stock price;

(xv) earnings per share;

(xvi) return on stockholder equity;

(xvii) return on capital;

(xviii) return on assets;

(xix) return on investment;

(xx) employee satisfaction;

(xxi) employee retention;

(xxii) balance of cash, cash equivalents and marketable securities;

(xxiii) market share;

(xxiv) customer satisfaction;

(xxv) product development;

(xxvi) research and development expenses;

(xxvii) completion of an identified special project; and

(xxviii) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. Subject to the provisions of Section 18 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the

Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death, Disability or Retirement. If the Participant’s Service terminates because of the death, Disability or Retirement of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death, Disability or Retirement before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award or portion thereof on the same basis as if the Participant’s Service had terminated by reason of Retirement.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. DEFERRED COMPENSATION AWARDS.

11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, subject to the provisions of Section 18 with respect to Section 409A, may establish one or more programs pursuant to the Plan under which:

(a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award which complies with Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the provisions of Section 18 with respect to Code Section 409A.

12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent rights shall not be granted with respect to Cash-Based Awards.

12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13. STANDARD FORMS OF AWARD AGREEMENT.

13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. CHANGE IN CONTROL. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

14.1 Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

14.2 Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

14.3 Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17. AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. COMPLIANCE WITH SECTION 409A.

18.1 Awards Subject to Section 409A. The provisions of this Section 18 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b) Each Deferred Compensation Award.

(c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

18.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 18.3.

18.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 18.3(b), 18.4(b), or 18.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 18.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

18.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined by the Secretary of the United States Treasury);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 18.2 and/or 18.3, as applicable;

(e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined below).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 18.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

18.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

18.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

18.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

18.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

19. MISCELLANEOUS PROVISIONS.

19.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

19.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

19.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

111234567812345678123456781234567812345678123456781234567812345678000000000000NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012. 12345 THE COMPANY NAME INC. - CLASS A123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 020000000000 JOB #1 OF 21 OF 2 PAGE SHARES CUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL #SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 00 0 00 0 0 00 00000066923_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Levy Gerzberg, Ph.D.02 Uzia Galil 03 Raymond A. Burgess 04 James D. Meindl, Ph.D. 05 James B. Owens, Jr. 06 Arthur B. Stabenow 07 Philip M. Young ZORAN CORPORATION 1390 KIFER ROAD SUNNY VALE, CA 94086 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1 A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, annual reports and notices electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broad ridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s) :For Against Abstain2 The approval of certain amendments to Zoran Corporation’s 2005 Equity Incentive Plan.3 The ratification of the appointment of Deloitte & Touche LLP as Zoran Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here.(see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available atwww.proxyvote.com.

ZORAN CORPORATION Proxy for the Annual Meeting of Stockholders To be held on June 25, 2010 Solicited by the Board of Directors

The undersigned hereby appoints Levy Gerzberg, Ph.D. and Karl Schneider, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Zoran Corporation, a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 1390 Kifer Road, Sunnyvale, California 94086 on June 25, 2010, at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 29, 2010 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, AND 3.

Address change/comments:

Continued and to be signed on reverse side

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

0000066923_2 R2.09.05.010